Exhibit 10.1

Strictly confidential

Shanghai JiaLong DayDayCook Information Technology Co., LTD

With

【Shanghai JunQi Management Consulting Co., LTD】

Financial Advisory And Service Contract

Financial Advisory And Service Contract

This Financial Advisory and Services Contract (“Contract”) is executed by the following parties on August 30, 2024：

Shanghai JiaLong DayDayCook Information Technology Co., LTD. is registered in Shanghai and legally existing, engaged in application service companies.

(hereinafter referred to as“Party A”)

- As a party to this contract

With

【Shanghai JunQi Management Consulting Co.,LTD. 】is a company registered in Shanghai and legally existing, engaged in enterprise management consulting business.

(hereinafter referred to as“Party B”)

- As the other party to this contract

Whereas:

Party A voluntarily engages Party B as a consultant, and Party B provides financial consulting and services to Party A;

Both parties agree as follows:

Chapter I Rights and Obligations of Parties

Article 1 Rights and Obligations of Party A

(1) To provide Party B with necessary information and information to carry out relevant services, and to provide office space and other convenience;

(2) Pay relevant service fees to Party B as agreed herein;

(3) Party A shall have the right to put forward work requirements and requirements to Party B and make specific requirements on Party B’s work quality and time for submitting work results. Party B shall, as required by Party A, assign personnel with appropriate qualifications, working years and abilities to complete the work requirements specified by Party A. If Party B fails to meet Party A’s work requirements, Party A shall have the right to propose corresponding solutions and Party B shall actively cooperate.

Article 2 Rights and obligations of Party B

Party B shall, as required by Party A, provide financial consulting services to Party A and Party A’s group companies, including but not limited to:

(1) Financial reporting and analysis: Supervise the preparation and analysis of financial reports, ensure that audit reports are signed on time and periodic financial reports are submitted, ensure the accuracy of financial data and comply with the requirements of the US Securities and Exchange Commission. Party B shall timely report to Party A important problems or matters found in the process of preparing financial reports and auditing by the external audit team, ensure that Party A is timely informed of important problems or matters, and Party B shall assist Party A in solving important problems and matters.

(2) Financial compliance: Ensure compliance with applicable regulations and accounting standards, and manage Party A’s internal control procedures to safeguard financial integrity and reduce and control risks.

(3) Financial strategy development: Formulate and implement the financial strategies of Party A and Party A’s group companies according to the organizational goals, and provide effective leadership in the financial decisions of Party A and Party A’s group companies.

(4) Budget and cost management: Formulate and manage the financial budget of Party A and Party A’s group companies, cooperate with Party A’s management team, supervise the budget implementation, and ensure effective cost management.

(5) Fund management and optimization: Monitor and analyze the cash flow of Party A and Party A and Group companies to ensure the effective use of funds. Formulate and implement fund management strategies to improve the efficiency of fund use by Party A and the Group company. Evaluate the best use of spare funds, including choosing a high- interest account or investment vehicle. Regularly review and optimize the investment strategy of idle funds to maximize returns.

(6) Risk management: Identify and assess the financial risks facing Party A and Party A’s group companies, and take appropriate measures to mitigate the impact of risks on Party A and Party A’s group companies.

(7) Financial system management: Supervise the implementation and maintenance of financial systems to ensure the reliability, safety and efficiency of financial operations.

(8) Team management: Lead the service team of Party B, lead and guide the financial team of Party A and Party A’s group companies, including auditors, accountants, financial analysts, etc., and provide financial professional support and guidance to ensure the realization of team objectives.

(9) Strategic partnerships: Cooperate with Party A and other senior management and other departments of Party A’s group companies to align financial objectives with the Group’s overall strategy and support business growth plans.

(10) Complete other work content arranged by Party A.

Article 3 Service team

(1) Party B shall, as required by Party A, appoint Tony Tao(Chinese name: Tao Tao, certificate number: [XXX] hereinafter referred to as “Tony”), as the team leader, shall provide Party A with the services stipulated in Article 2 hereof (that is, the responsibilities and services of Co-CFO and Chief Accounting Officer). Tony shall be responsible for unified management and leadership of Party B’s management team, and shall act as the liaison person to connect and communicate with Party A and relevant staff and responsible personnel of Party A’s group companies. Within 3-6 months after the effective date of this Agreement, Tony shall work with Party A’s financial personnel at the office space designated by Party A and during office hours for at least 20-30 hours per week. Six months after the project began, the construction of the company’s financial structure foundation was basically completed, and the collection and processing of financial and business data and the preparation of financial reports were stably carried out. Tony’s on-site working hours were flexibly arranged after communicating with Party A, and Tony ensured 10-20 hours of on-site working hours per week as far as possible. When Tony is not working on site, it shall ensure that it can be reached and reply Party A’s questions and work requirements in time according to Party A’s requirements. The service content of Tony himself shall be consistent with the provisions of Article 2 of this contract.

(2) As required by Party A, Party B shall dispatch a consultant to assist Tony in his work. During the first 3-6 months after the project starts, Party B shall guarantee to work with Party A’s financial personnel for 30-40 hours per week in the office space and office hours designated by Party A (in case of legal holidays, the work shall be carried out according to the legal vacation time). 6 months after the start of the project, the work arrangement of the consultant shall be consistent with the on-site work arrangement of Tony himself in principle. If Party A has special requirements, it may be implemented according to the result of negotiation between Party A and Party B.

Chapter II Term of Contract Service

The service term of this contract is one year from August 30, 2024 to August 29, 2025. After the expiration of the service time, both parties may decide whether to renew the contract according to the actual situation. After the expiration of this Contract, the provisions of confidentiality clauses in Chapter 4, termination of the Contract in Chapter 5, liability and compensation for breach of contract, applicable law in Chapter 6 and dispute resolution in Article 16 of this Contract shall remain valid.

Chapter III Payment Terms

Article 4 Party A and Party B agree that in view of the professional services provided by Party B to Party A, Party A shall pay consulting fees to Party B in accordance with the provisions of this Chapter. Party A shall pay the consulting fee to the following bank account designated by Party B: The account name is Shanghai Junqi Management Consulting Co., LTD. The opening bank is Daning Branch, Shanghai Pudong Development Bank; The bank account number is XXX.

Article 5 Consulting fees

Party B’s project fee shall be consulting service fee, which shall total HK$1.056 million (including tax). The consulting service fee shall be paid as follows:

On the 20th of each month, Party A shall pay to Party B the consulting fee of the previous month of HK$88,000 (tax included). The first payment date shall be September 20, 2024, that is, the consulting service fee of August shall be paid on September 20, 2024, and so on thereafter.

Party A may choose to pay the above consulting fee in RMB, and the amount of RMB shall be calculated according to the exchange rate between HKD and RMB published by the People’s Bank of China on the date of actual payment.

Article 6 Before payment, Party B shall provide Party A with the corresponding invoice.

Article 7 Travel Expenses

Party B shall bear the travel expenses incurred during normal working hours at Party B’s work site and the work site designated by Party A (including but not limited to Shanghai), and Party A shall bear the transportation expenses, food expenses and other expenses incurred by Party B’s team due to necessary overtime work (overtime work shall be defined as working more than 9 hours a day, or working on weekends and holidays). If Party B’s team is required to perform its duties or Party B’s team is required by Party A to travel to a place other than the work site designated by Party A, Party A agrees to pay the relevant travel expenses to Party B according to Party A’s travel reimbursement standard.

Chapter IV Confidentiality Provisions

Article 8 Confidential Information and Confidentiality Obligations

Any company entities, employees, partners, business, marketing, technical, operational data, customer information or other materials of any nature obtained by the Parties from the other party (as well as the parent company, subsidiaries, affiliates) in the course of the cooperation, in whatever form or in whatever carrier, It is confidential and classified as confidential information, regardless of whether it is indicated in headers, images or in writing at the time of disclosure. The Parties agree that the existence of this Contract and its terms and all other information that has been or is being communicated in discussions between the parties and the facts and substance of discussions and communications between the parties relating to these matters are equally confidential and confidential information.

Both parties are obliged to keep confidential the confidential Information and shall exercise the utmost care and take reasonable measures to prevent and stop any infringement by any other party. The Parties guarantee that the confidential information shall be known only to the person in charge and employees of each party engaged in the project. Before the above personnel of both parties become aware of the confidential Information, they shall remind them of the confidentiality of the confidential information and the obligations to be assumed, and ensure that the above personnel agree to be bound by this clause and ensure that the degree of confidentiality responsibility of the above personnel is not lower than that provided for in this clause. Without the written permission of the other party, it shall not disclose or disclose to other third parties in any way, otherwise it shall pay a penalty of HK $5 million to the other party. If the aforesaid liquidated damages are insufficient to make up for the losses of the defaulted party, the defaulting party shall further compensate for such losses.

Chapter V Rescission of contract, liability for breach of contract and compensation

Article 9 Either party may terminate this Contract by giving a written notice to the other party two months in advance.

Article 10 If either party fails to perform or fails to fully perform or delays in performing its obligations hereunder, it shall be deemed to be in breach of contract, shall be liable for breach of contract, and shall indemnify the other party for the economic losses suffered thereby. If such breach makes the performance of this Agreement impossible or unnecessary, the other party shall have the right to terminate this Contract and claim the breaching party to compensate for the economic losses caused by the termination of this Contract.

Article 11 Party B shall be liable for any loss caused to Party A due to its intentional or gross negligence. However, the total liability of Party B in connection with this Contract or related transactions shall not exceed the scope reasonably foreseen by Party B at the time of entering into this Contract.

Chapter VI Applicable Law

Article 12 The conclusion, validity, interpretation, performance and dispute settlement of this Contract shall be governed by Chinese laws.

Article 13 If any provision of this Agreement is determined to be invalid or unenforceable under applicable current law, all other provisions of this Agreement shall remain in force and effect. In such case, the parties shall replace such provision with a valid provision which shall be as close as possible to the spirit and purpose of the original provision and this Contract.

Article 14 Except as expressly provided by law, subsequent legislation or changes in law shall not have retrospective effect on this Agreement. This Contract may be modified or supplemented by both parties through consensus in accordance with subsequent legislation or changes in laws, but it must be in writing and shall be effective with the signature or seal of both parties.

Chapter VII Supplementary Provisions

Article 15 For matters not covered herein, Party A and Party B may sign a supplementary agreement, which shall form part of this Agreement and have the same legal effect as this Agreement.

Article 16 Any dispute, objection or claim arising out of or in connection with the interpretation and performance of this Agreement shall be settled by both parties through friendly negotiation. If no agreement can be reached through negotiation, both parties agree to submit the dispute to China International Trade Arbitration Commission Shanghai Sub-Commission for arbitration in accordance with the arbitration rules in effect at the time of applying for arbitration. The place of arbitration shall be Shanghai.

Article 17 This contract is made in duplicate, with one held by each party and both originals shall be equally authentic. This Agreement shall come into force upon being signed or sealed by the legally authorized representatives of both parties.

(The following is the signing page, no text)

Shanghai JiaLong DayDayCook Information Technology Co., LTD

Authorized Representative (signed and sealed):

【Shanghai JunQi Management Consulting Co., LTD. 】

Authorized Representative (signed and sealed):

Strictly confidential

Grand Leader Technology Limited

With

【ETS Management Consulting Hong Kong Company Limited】

Financial Advisory And Service Contract

Financial Advisory And Service Contract

This Financial Advisory and Services Contract (“Contract”) is executed by the following parties on August 30, 2024：

Grand Leader Technology Limited is registered in HongKong and legally existing, engaged in application service companies.

(hereinafter referred to as“Party A”)

- As a party to this contract

With

【ETS Management Consulting Hong Kong company Limited】is a company registered in HongKong and legally existing, engaged in enterprise management consulting business.

(hereinafter referred to as “Party B”)

- As the other party to this contract

Whereas:

Party A voluntarily engages Party B as a consultant, and Party B provides financial consulting and services to Party A;

Both parties agree as follows:

Chapter I Rights and Obligations of Parties

Article 1 Rights and Obligations of Party A

(1)  To provide Party B with necessary information and information to carry out relevant services, and to provide office space and other convenience;

(2) Pay relevant service fees to Party B as agreed herein;

(3)  Party A shall have the right to put forward work requirements and requirements to Party B and make specific requirements on Party B’s work quality and time for submitting work results. Party B shall, as required by Party A, assign personnel with appropriate qualifications, working years and abilities to complete the work requirements specified by Party A. If Party B fails to meet Party A’s work requirements, Party A shall have the right to propose corresponding solutions and Party B shall actively cooperate.

Article 2 Rights and obligations of Party B

Party B shall, as required by Party A, provide financial consulting services to Party A and Party A’s group companies, including but not limited to:

(1)  Financial reporting and analysis: Supervise the preparation and analysis of financial reports, ensure that audit reports are signed on time and periodic financial reports are submitted, ensure the accuracy of financial data and comply with the requirements of the US Securities and Exchange Commission. Party B shall timely report to Party A important problems or matters found in the process of preparing financial reports and auditing by the external audit team, ensure that Party A is timely informed of important problems or matters, and Party B shall assist Party A in solving important problems and matters.

(2)  Financial compliance: Ensure compliance with applicable regulations and accounting standards, and manage Party A’s internal control procedures to safeguard financial integrity and reduce and control risks.

(3)  Financial strategy development: Formulate and implement the financial strategies of Party A and Party A’s group companies according to the organizational goals, and provide effective leadership in the financial decisions of Party A and Party A’s group companies.

(4)  Budget and cost management: Formulate and manage the financial budget of Party A and Party A’s group companies, cooperate with Party A’s management team, supervise the budget implementation, and ensure effective cost management.

(5)  Fund management and optimization: Monitor and analyze the cash flow of Party A and Party A and Group companies to ensure the effective use of funds. Formulate and implement fund management strategies to improve the efficiency of fund use by Party A and the Group company. Evaluate the best use of spare funds, including choosing a high- interest account or investment vehicle. Regularly review and optimize the investment strategy of idle funds to maximize returns.

(6)  Risk management: Identify and assess the financial risks facing Party A and Party A’s group companies, and take appropriate measures to mitigate the impact of risks on Party A and Party A’s group companies.

(7)  Financial system management: Supervise the implementation and maintenance of financial systems to ensure the reliability, safety and efficiency of financial operations.

(8)  Team management: Lead the service team of Party B, lead and guide the financial team of Party A and Party A’s group companies, including auditors, accountants, financial analysts, etc., and provide financial professional support and guidance to ensure the realization of team objectives.

(9)  Strategic partnerships: Cooperate with Party A and other senior management and other departments of Party A’s group companies to align financial objectives with the Group’s overall strategy and support business growth plans.

(10) Complete other work content arranged by Party A.

Article 3 Service Team

(1)   Party B shall, as required by Party A, appoint Tony Tao(Chinese name: Tao Tao, certificate number: [XXX] hereinafter referred to as “Tony”), as the team leader, shall provide Party A with the services stipulated in Article 2 hereof (that is, the responsibilities and services of Co-CFO and Chief Accounting Officer). Tony shall be responsible for unified management and leadership of Party B’s management team, and shall act as the liaison person to connect and communicate with Party A and relevant staff and responsible personnel of Party A’s group companies. Within 3-6 months after the effective date of this Agreement, Tony shall work with Party A’s financial personnel at the office space designated by Party A and during office hours for at least 20-30 hours per week. Six months after the project began, the construction of the company’s financial structure foundation was basically completed, and the collection and processing of financial and business data and the preparation of financial reports were stably carried out. Tony’s on-site working hours were flexibly arranged after communicating with Party A, and Tony ensured 10-20 hours of on-site working hours per week as far as possible. When Tony is not working on site, it shall ensure that it can be reached and reply Party A’s questions and work requirements in time according to Party A’s requirements. The service content of Tony himself shall be consistent with the provisions of Article 2 of this contract.

(2)  As required by Party A, Party B shall dispatch a consultant to assist Tony in his work. During the first 3-6 months after the project starts, Party B shall guarantee to work with Party A’s financial personnel for 30-40 hours per week in the office space and office hours designated by Party A (in case of legal holidays, the work shall be carried out according to the legal vacation time). 6 months after the start of the project, the work arrangement of the consultant shall be consistent with the on-site work arrangement of Tony himself in principle. If Party A has special requirements, it may be implemented according to the result of negotiation between Party A and Party B.

Chapter II Term of Contract Service

The service term of this contract is one year from August 30, 2024 to August 29, 2025. After the expiration of the service time, both parties may decide whether to renew the contract according to the actual situation. After the expiration of this Contract, the provisions of confidentiality clauses in Chapter 4, termination of the Contract in Chapter 5, liability and compensation for breach of contract, applicable law in Chapter 6 and dispute resolution in Article 17 of this Contract shall remain valid.

Chapter III Payment Terms

Article 4 Party A and Party B agree that in view of the professional services provided by Party B to Party A, Party A shall pay consulting fees to Party B in accordance with the provisions of this Chapter. Party A shall pay the consulting fee to the following bank account designated by Party B:

Account Name: ETS Management Consulting Hong Kong Company Limited

Bank Name: The Hong Kong and Shanghai Banking Corporation Limited

Bank Number: XXX

Bank Address: 1 Queen’s Road Central, Hong Kong

Swift Code: HSBCHKHHHKH

Article 5 Consulting Fees

Party B’s project fee is consulting service fee, which is HK $1,584,000 (including tax). The consulting service fee shall be paid as follows:

On the 20th of each month, Party A shall pay the consulting fee of HK$132,000 (tax included) for the previous month to Party B. Among them, cash payment of HK$88,000 (including tax). The first payment date will be September 20, 2024, that is, the payment of the consulting service fee for the month of August on September 20, and the payment time of the consulting service fee after that will be repeated and so on. Payment of HK $44,000 (including tax) for the shares (the shares are Class A ordinary shares of Party A’s Group of companies under the 2023 Share Option Plan (the “2023 Plan”) (the “Company Class A Ordinary Shares”). The number of shares granted is equivalent to HK$44,000 (including tax) divided by the closing price of the Company’s Class A common stock on the effective date of the Agreement, which is August 30, 2024, Eastern Time.

Article 6 Milestone reward

(1)  If Party B assists Party A and Party A’s group companies to complete the 2023 audit and obtain the audit report before October 20, 2024, Party B may receive 30,000 Class A ordinary shares of the Company as a reward.

(2) If Party B assists Party A and Party A’s group companies in completing USD 10 million in financing before December 31, 2024, Party B may receive 30,000 Class A common shares of the Company as a reward.

(3)  If Party A and Party B cooperate for one year and there is no cooperation dispute, Party B may receive 40,000 Class A ordinary shares of the Company as a reward. This part of the award shall be granted by the parties on the last day of every three months within 1 year of cooperation (i.e., from August 26, 2024 to August 25, 2025), and the parties shall still be in a state of continued cooperation and no dispute at the time of grant.

Article 7 Before payment, Party B shall provide Party A with the corresponding invoice.

Article 8 Travel Expenses

Party B shall bear the travel expenses incurred during normal working hours at Party B’s work site and the work site designated by Party A (including but not limited to Shanghai), and Party A shall bear the transportation expenses, food expenses and other expenses incurred by Party B’s team due to necessary overtime work (overtime work shall be defined as working more than 9 hours a day, or working on weekends and holidays). If Party B’s team is required to perform its duties or Party B’s team is required by Party A to travel to a place other than the work site designated by Party A, Party A agrees to pay the relevant travel expenses to Party B according to Party A’s travel reimbursement standard.

Chapter IV Confidentiality Provisions

Article 9 Confidential Information and Confidentiality Obligations

Any company entities, employees, partners, business, marketing, technical, operational data, customer information or other materials of any nature obtained by the Parties from the other party (as well as the parent company, subsidiaries, affiliates) in the course of the cooperation, in whatever form or in whatever carrier, It is confidential and classified as confidential information, regardless of whether it is indicated in headers, images or in writing at the time of disclosure. The Parties agree that the existence of this Contract and its terms and all other information that has been or is being communicated in discussions between the parties and the facts and substance of discussions and communications between the parties relating to these matters are equally confidential and confidential information.

Both parties are obliged to keep confidential the confidential Information and shall exercise the utmost care and take reasonable measures to prevent and stop any infringement by any other party. The Parties guarantee that the confidential information shall be known only to the person in charge and employees of each party engaged in the project. Before the above personnel of both parties become aware of the confidential Information, they shall remind them of the confidentiality of the confidential information and the obligations to be assumed, and ensure that the above personnel agree to be bound by this clause and ensure that the degree of confidentiality responsibility of the above personnel is not lower than that provided for in this clause. Without the written permission of the other party, it shall not disclose or disclose to other third parties in any way, otherwise it shall pay a penalty of HK $5 million to the other party. If the aforesaid liquidated damages are insufficient to make up for the losses of the defaulted party, the defaulting party shall further compensate for such losses.

Chapter V Rescission of contract, liability for breach of contract and compensation

Article 10 Either party may terminate this Contract by giving a written notice to the other party two months in advance.

Article 11 If either party fails to perform or fails to fully perform or delays in performing its obligations hereunder, it shall be deemed to be in breach of contract, shall be liable for breach of contract, and shall indemnify the other party for the economic losses suffered thereby. If such breach makes the performance of this Agreement impossible or unnecessary, the other party shall have the right to terminate this Contract and claim the breaching party to compensate for the economic losses caused by the termination of this Contract.

Article 12 Party B shall be liable for any loss caused to Party A due to its intentional or gross negligence. However, the total liability of Party B in connection with this Contract or related transactions shall not exceed the scope reasonably foreseen by Party B at the time of entering into this Contract.

Chapter VI Applicable Law

Article 13 The conclusion, validity, interpretation, performance and dispute settlement of this Contract shall be governed by Chinese laws.

Article 14 If any provision of this Agreement is determined to be invalid or unenforceable under applicable current law, all other provisions of this Agreement shall remain in force and effect. In such case, the parties shall replace such provision with a valid provision which shall be as close as possible to the spirit and purpose of the original provision and this Contract.

Article 15 Except as expressly provided by law, subsequent legislation or changes in law shall not have retrospective effect on this Agreement. This Contract may be modified or supplemented by both parties through consensus in accordance with subsequent legislation or changes in laws, but it must be in writing and shall be effective with the signature or seal of both parties.

Chapter VII Supplementary Provisions

Article 16 For matters not covered herein, Party A and Party B may sign a supplementary agreement, which shall form part of this Agreement and have the same legal effect as this Agreement.

Article 17 Any dispute, objection or claim arising out of or in connection with the interpretation and performance of this Agreement shall be settled by both parties through friendly negotiation. If no agreement can be reached through negotiation, both parties agree to submit the dispute to China International Trade Arbitration Commission Shanghai Sub-Commission for arbitration in accordance with the arbitration rules in effect at the time of applying for arbitration. The place of arbitration shall be Shanghai.

Article 18 This contract is made in duplicate, with one held by each party and both originals shall be equally authentic. This Agreement shall come into force upon being signed or sealed by the legally authorized representatives of both parties.

(The following is the signing page, no text)

Grand Leader Technology Limited

Authorized Representative (signed and sealed):

【ETS Management Consulting Hong Kong Company Limited 】

Authorized Representative (signed and sealed):